UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2015

PC Nextco Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-197230	46-3277285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

PC Nextco Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-197230-01	46-3332091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 13, 2015, Party City Holdco Inc. (“Parent”), the direct and indirect parent of PC Nextco Holdings, LLC and PC Nextco Finance, Inc., respectively, filed an amendment to its registration statement on Form S-1 with the Securities and Exchange Commission relating to its proposed initial public offering of its common stock, which contains, among other things, Parent’s audited financial statements as of December 31, 2014.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the common stock discussed herein, and there shall not be any offer, solicitation or sale of the common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC NEXTCO HOLDINGS, LLC BY: PARTY CITY HOLDCO INC. ITS: SOLE MEMBER

Date: March 13, 2015	By:	/s/ Michael A. Correale
Michael A. Correale
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC NEXTCO FINANCE, INC.

Date: March 13, 2015	By:	/s/ Michael A. Correale
Michael A. Correale
Chief Financial Officer

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